BALANCE SHEETS	Dec. 31, 2020 USD ($)
Current assets:
Cash	$ 257,872
Prepaid expenses	1,125,255
Total current assets	1,383,127
Investment held in Trust Account	816,985,533
Total assets	818,368,660
Current liabilities:
Accounts payable and accrued expenses	383,164
Advances from related party	373,517
Note payable - Sponsor	1,500,000
Total current liabilities	2,256,681
Derivative warrant liability	74,642,310
Deferred underwriting commissions	28,588,350
Total liabilities	105,487,341
COMMITMENTS AND CONTINGENCIES (NOTE 7)
Class A ordinary shares subject to possible redemption; 81,681,000 shares (at approximately $10.00 per share) as of September 30, 2021 and December 31, 2020	816,810,000
Shareholders' equity:
Preferred shares, $0.00005 par value; 1,000,000 shares authorized; none issued and outstanding
Accumulated deficit	(103,929,702)
Total stockholders' deficit	(103,928,681)
Total liabilities and shareholders' equity	818,368,660
Class B Ordinary Shares
Shareholders' equity:
Ordinary shares	$ 1,021